SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 1996



                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
      8 7/8% Class A Credit Card Participation Certificates, Series 1991-3
      9 1/4% Class B Credit Card Participation Certificates, Series 1991-3 7.875% Class A Credit Card Participation Certificates, Series 1991-6 8.350% Class B Credit Card Participation Certificates, Series 1991-6
      6 1/4% Class B Credit Card Participation Certificates, Series 1992-1 Floating Rate Class A Credit Card Participation Certificates, Series 1992-3 Floating Rate Class B Credit Card Participation Certificates, Series 1992-3
      5 1/2% Class B Credit Card Participation Certificates, Series 1993-1 5.95% Class A Credit Card Participation Certificates, Series 1993-2
      6.15% Class B Credit Card Participation Certificates, Series 1993-2
      5.50% Class A Credit Card Participation Certificates, Series 1993-3
      5.70% Class B Credit Card Participation Certificates, Series 1993-3
      4.65% Class A Credit Card Participation Certificates, Series 1994-1
      4.85% Class B Credit Card Participation Certificates, Series 1994-1
      7.25% Class A Credit Card Participation Certificates, Series 1994-2
      7.50% Class B Credit Card Participation Certificates, Series 1994-2
      6.80% Class A Credit Card Participation Certificates, Series 1994-3
      7.00% Class B Credit Card Participation Certificates, Series 1994-3
      8.25% Class A Credit Card Participation Certificates, Series 1994-4
      8.25% Class A Credit Card Participation Certificates, Series 1995-1
      8.45% Class B Credit Card Participation Certificates, Series 1995-1

                                                 [Cover page 1 of  2 pages]

      8 5/8% Class A Credit Card Participation Certificates, Series 1995-2 7.85% Class A Credit Card Participation Certificates, Series 1995-3
  Floating Rate Class A Credit Card Participation Certificates, Series 1995-4
      7.65% Class B Credit Card Participation Certificates, Series 1995-4 Floating Rate Class A Credit Card Participation Certificates, Series 1995-5
      6.75% Class A Credit Card Participation Certificates, Series 1995-6 6.90% Class B Credit Card Participation Certificates, Series 1995-6 6.70% Class A Credit Card Participation Certificates, Series 1995-8 6.85% Class B Credit Card Participation Certificates, Series 1995-8 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9 5.90% Class A Credit Card Participation Certificates, Series 1995-10 6.05% Class B Credit Card Participation Certificates, Series 1995-10
  Floating Rate Class A Credit Card Participation Certificates, Series 1995-11
   Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
  Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5
                      (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)


   UNITED STATES OF AMERICA                            46-0358360

(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation)


33-38312,  33-41054, 33-41055, 33-42235, 33-43575, 33-43576, 33-47657, 33-48148,
33-52152, 33-62180, 33-77802, 33-84834, 33-97664 and 33-99328

                            (Commission File Numbers)


701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                  57117
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (605) 331-2626



                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


                                                    [Cover page 2 of  2 pages]

ITEM 5.  OTHER EVENTS.
         The information provided below is provided in respect of Citibank Credit Card Master Trust I. Certain capitalized terms used herein are used as defined in the Glossary of Terms at the end of this Report.

LOSS AND DELINQUENCY EXPERIENCE
         The following tables set forth the loss and delinquency experience with respect to payments by cardholders for each of the periods shown for the Accounts. With respect to the Loss Experience table below, loss experience is shown on a cash basis for Principal Receivables. If accrued Finance Charge Receivables which have been written off were included in losses in the following table, Net Losses would be higher as an absolute number and as a percentage of the average of Principal and Finance Charge Receivables outstanding during the periods indicated. There can be no assurance that the loss and delinquency experience for the Receivables in the future will be similar to the historical experience set forth below with respect to the Accounts.

                       LOSS EXPERIENCE FOR THE ACCOUNTS(1)
                             (DOLLARS IN THOUSANDS)

                                                       Year Ended December 31,
                        Nine Months                  --------------------------
                          Ended
                    September 30, 1996     1995           1994          1993
                    ------------------     ----           ----          ----
Average Principal
Receivables
Outstanding(2)..........$31,186,168    $25,083,447    $18,066,914    $13,738,599

Net Losses(3)............$1,212,817       $956,261       $685,118       $688,392

Net Losses as a
Percentage of Average
Principal Receivables
Outstanding(4)................5.19%          3.81%         3.79%           5.01%

---------------
(1) Losses consist of write-offs of Principal Receivables.
(2) Average Principal Receivables Outstanding is the average of Principal Receivables outstanding during the periods indicated.
(3) Net losses as a percentage of gross charge-offs for the first nine months of 1996 were 92.38% and for each of the years ended December 31, 1995, 1994 and 1993 were 88.49%, 86.14% and 88.30%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or certain other miscellaneous write-offs.
(4) The percentage for the nine months ended September 30, 1996 is an annualized number.


                                                       DELINQUENCIES AS A PERCENTAGE OF THE ACCOUNTS(1)(2)
                                                                      (DOLLARS IN THOUSANDS)


                                                                        As of December 31,
                                                       ----------------------------------------------------
                                    As of
                             September 30, 1996            1995                    1994                      1993
                             ------------------           ------                  ------                    ------
Number of Days                Delinquent               Delinquent                Delinquent                 Delinquent
Delinquent                     Amount(1) Percentage(2)  Amount(1) Percentage(2)  Amount(1)  Percentage(2)   Amount(1) Percentage(2)
                              ---------- -------------  --------- -------------  ---------  -------------   --------- -------------
35-64 days....................  $690,762    2.18%        $699,878      2.75%        $439,224     2.40%        $360,189      2.58%
65-94 days....................   377,197    1.19          353,832      1.39          228,335     1.25          196,227      1.41
95 days or more...............   625,399    1.98          558,613      2.20          360,774     1.97          331,334      2.37
                              ----------    ------     ----------      -----      ----------     -----        --------      -----
 Total........................$1,693,358    5.35%      $1,612,323      6.34%      $1,028,333     5.62%        $887,750      6.36%

__________
(1) The Delinquent Amount includes both the Principal Receivables and Finance Charge Receivables.
(2) The percentages are the result of dividing the Delinquent Amount by the average of Principal and Finance Charge Receivables outstanding during the periods indicated.



REVENUE EXPERIENCE

         The revenues for the Accounts from finance charges, fees paid by cardholders and interchange for the nine months ended September 30, 1996 and for each year of the three-year period ended December 31, 1995 are set forth in the following table.

         The revenue experience in the following table is presented on a cash basis before deduction for charge-offs. Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the receivables, the amount of any annual membership fee, other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of Accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the Receivables.

                       REVENUE EXPERIENCE FOR THE ACCOUNTS
                             (DOLLARS IN THOUSANDS)


                     Nine Months                   Year Ended December 31,
                        Ended            ---------------------------------------
                 September 30, 1996       1995          1994         1993
                --------------------     ------        ------       ------

Finance Charges
and Fees Paid (1).........$4,271,791   $4,545,420    $3,397,756    $2,860,602
Average Revenue
Yield (2)(3)..................18.30%     18.11%        18.81%        20.82%

_______
(1) Certain amounts included in Finance Charges and Fees Paid will be treated for purposes of the Pooling Agreement as Principal Receivables rather than Finance Charge Receivables. These amounts were less than 5% of Finance Charges and Fees Paid for each of the periods shown in the table.
(2) Average Revenue Yield is the result of dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding during the periods indicated.
(3) The percentage for the nine months ended September 30, 1996 is an annualized number.

         The periodic finance charge assessed on most of the premium accounts for purchases of merchandise and services and cash advances in the Accounts is lower than the periodic finance charge assessed on most of the nonpremium accounts for such purchases and advances. The revenues related to periodic finance charges and fees (other than annual fees) depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay off account balances over several months as opposed to convenience use (where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding periodic finance charges on purchases) and upon other services of which the cardholder chooses to avail himself and which are paid for by the use of the card. Fees for these other services will be treated for purposes of the Pooling Agreement and the Series Supplement as Principal Receivables rather than Finance Charge Receivables; however, the Banks will be permitted to specify that any such fees will be treated as Finance Charge Receivables. Revenues related to periodic finance charges and fees also depend on the types of charges and fees assessed on the Accounts and on whether such Accounts are nonpremium or premium Accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the Accounts, on the respective percentages of the Receivables balances of nonpremium and premium Accounts and in the types of Additional Accounts the receivables for which are added to the Trust from time to time. Revenues could be adversely affected by future changes in fees and charges assessed by CBSD and other factors.

         CBSD has previously reduced the finance charges and reduced or eliminated the annual fees applicable to, and modified some other terms of, certain of the Accounts. Effective January 1, 1995, CBSD eliminated the annual fees applicable to certain other Accounts, including certain of its affinity and co-branded card products. These changes have reduced the gross yield of the Accounts.

CARDHOLDER MONTHLY PAYMENT RATES FOR THE ACCOUNTS

         Monthly payment rates on the Receivables may vary because, among other things, cardholders may fail to make a required payment, may only make payments as low as the minimum required payment or may make payments as high as the entire outstanding balance. Monthly payment rates on the Receivables may also vary due to seasonal purchasing and payment habits of cardholders. The following table sets forth the highest and lowest cardholder monthly payment rates for the Accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for such month. Monthly payment rates reflected in the table include amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts. In addition, the amount of outstanding Receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the Accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the Accounts (which are subject to change by CBSD).

                CARDHOLDER MONTHLY PAYMENT RATES FOR THE ACCOUNTS

                     Nine Months                   Year Ended December 31,
                        Ended            ---------------------------------------
                 September 30, 1996       1995         1994         1993
                --------------------     ------       ------       ------
Lowest Month................18.35%       17.59%       18.21%       15.74%
Highest Month...............20.87%       20.92%       21.33%       21.97%
Average of the
Months in the Period........19.49%       19.09%       19.69%       18.22%


         CBSD has changed certain fees and other terms of certain Accounts, including a decrease in the required minimum monthly payment. CBSD does not expect these changes to have any material adverse effect on cardholder monthly payment rates for the Accounts. Effective January 1, 1995, CBSD eliminated the annual fees applicable to certain Accounts, including certain of its affinity and co-branded card products. This change did not have a material adverse effect on cardholder monthly payment rates for the Accounts.

THE RECEIVABLES


         The  Receivables  in  the  Accounts  as of  October  6,  1996  included
$402,873,183 of Finance Charge Receivables and $31,139,181,756 of Principal Receivables (which amounts include overdue Finance Charge Receivables and overdue Principal Receivables). As of October 6, 1996, there were 25,874,500 Accounts. Included within the Accounts are inactive Accounts that have no balance. The Accounts had an average Principal Receivable balance of $1,203 and an average credit limit of $4,690. The average total Receivable balance in the Accounts as a percentage of the average credit limit with respect to the Accounts was 26%. Approximately 79% of the Accounts were opened prior to September 1994. Approximately 13.28%, 11.07%, 6.66% and 5.57% of the Accounts related to cardholders having billing addresses in California, New York, Texas and Florida, respectively. Not more than 5% of the Accounts related to cardholders having billing addresses in any other single state.

         The balance of the Receivables arising from nonpremium and premium accounts as a percentage of the total Receivable balance of the Accounts, as of October 6, 1996, was approximately 72% and 28%, respectively. The periodic finance charge assessed on balances in most accounts for cash advances and purchases is currently the Prime Rate (as published in The Wall Street Journal) plus a percentage ranging from 5.4% to 11.4% for accounts in good standing, and the Prime Rate plus 12.9% for accounts which have been recently, or currently are, delinquent. As of the most recent quarterly reset date, the periodic finance charge ranged from 13.65% to 19.65% for most accounts in good standing, and was 21.25% for most accounts which have been recently, or currently are, delinquent. CBSD may change the periodic finance charge on accounts at any time by written notice to the cardholders. Any announced increase in such rate will become effective upon the earlier of subsequent use of a card and the expiration of a 25-day period from the date such change was made effective (assuming failure on the part of the cardholder to object to the new rate). CBSD also offers promotional rates of limited duration to attract new cardholders and to promote balance transfers from other credit card issuers and, under certain circumstances, the periodic finance charge on a limited number of accounts may be greater than or less than those assessed by CBSD generally.

         The Accounts consist of Eligible Accounts. The Banks may (subject to certain limitations and conditions), and, in certain circumstances, will be obligated to, designate from time to time Additional Accounts and to convey to the Trust all Receivables of such Additional Accounts, whether such Receivables are then existing or thereafter created. The Banks have made Lump Sum Additions to the Trust which, in the aggregate, included approximately $17.55 billion of Principal Receivables.

         The following tables summarize the Accounts by various criteria as of October 6, 1996. References to "Receivables Outstanding" in the following tables include both Finance Charge Receivables and Principal Receivables. Because the composition of the Accounts will change in the future, these tables are not necessarily indicative of the future composition of the Accounts.

                                   COMPOSITION OF ACCOUNTS BY ACCOUNT BALANCE

                                                                 Percentage                           Percentage
                                                                  of Total                             of Total
                                                    Number of     Number of        Receivables        Receivables
                 Account Balance                    Accounts      Accounts         Outstanding        Outstanding
               --------------------               ------------  ------------      --------------     -------------
Credit Balance(1)..................................   240,695        0.93%        $ (35,916,081)        (0.11)%
No Balance(2)......................................10,720,176       41.42                      0         0.00
Less than or equal to $500.00...................... 3,825,560       14.79            776,460,894         2.46
$500.01 to $1,000.00............................... 2,265,997        8.76          1,680,572,682         5.33
$1,000.01 to $2,000.00............................. 3,316,053       12.82          4,880,649,458         15.46
$2,000.01 to $3,000.00............................. 1,933,067        7.47          4,771,393,736         15.12
$3,000.01 to $4,000.00............................. 1,168,483        4.52          4,046,486,886         12.83
$4,000.01 to $5,000.00.............................   863,913        3.34          3,900,466,473         12.37
$5,000.01 to $6,000.00.............................   527,197        2.04          2,882,265,678         9.14
$6,000.01 to $7,000.00.............................   332,223        1.28          2,149,621,116         6.82
$7,000.01 to $8,000.00.............................   228,666        0.88          1,708,719,530         5.42
$8,000.01 to $9,000.00.............................   150,270        0.58          1,274,136,822         4.04
$9,000.01 to $10,000.00............................   113,822        0.44          1,079,771,451         3.42
Over $10,000.00....................................   188,378        0.73          2,427,426,294         7.70
                                                   ----------      -------       ---------------         -------
     Total.........................................25,874,500      100.00%       $31,542,054,939         100.00%

________
(1) Credit balances are a result of cardholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts which currently have a credit balance are included because Receivables may be generated with respect thereto in the future.
(2) Accounts which currently have no balance are included because Receivables may be generated with respect thereto in the future.


                              COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

                                                                 Percentage                           Percentage
                                                                  of Total                             of Total
                                                    Number of     Number of        Receivables        Receivables
                  Credit Limit                      Accounts      Accounts         Outstanding        Outstanding
     -------------------------------               -----------   -----------      --------------      -----------
Less than or equal to $500.00...................... 1,575,084        6.09%         $101,002,428           0.32%
$500.01 to $1,000.00............................... 1,836,969        7.10           602,754,637           1.91
$1,000.01 to $2,000.00............................. 4,641,004       17.94         3,066,969,721           9.72
$2,000.01 to $3,000.00............................. 3,397,739       13.13         3,080,414,359           9.77
$3,000.01 to $4,000.00............................. 2,434,045        9.41         2,727,426,298           8.65
$4,000.01 to $5,000.00............................. 2,865,511       11.07         3,797,968,015          12.04
Over $5,000.00..................................... 9,124,148       35.26        18,165,519,481          57.59
                                                   ----------      -------      ---------------         -------
     Total.........................................25,874,500      100.00%      $31,542,054,939         100.00%


                                  COMPOSITION OF ACCOUNTS BY PAYMENT STATUS

                                                                 Percentage                           Percentage
                                                                  of Total                             of Total
                                                    Number of     Number of        Receivables        Receivables
                 Payment Status                     Accounts      Accounts         Outstanding        Outstanding
                -----------------                  -----------   -----------    ----------------      -----------
Current(1).........................................24,209,099       93.56%      $27,632,953,746          87.61%
Up to 34 days delinquent...........................   974,635        3.77         2,215,743,404           7.02
35 to 64 days delinquent...........................   315,963        1.22           690,762,471           2.19
65 to 94 days delinquent...........................   147,735        0.57           377,196,683           1.20
95 to 124 days delinquent..........................    97,711        0.38           259,753,692           0.82
125 to 154 days delinquent.........................    74,647        0.29           207,092,472           0.66
155 to 184 days delinquent.........................    54,800        0.21           158,552,471           0.50
                                               --------------   ---------- --------------------     -----------
     Total.........................................25,874,500      100.00%      $31,542,054,939         100.00%

______
(1) Includes Accounts on which the minimum payment has not been received prior to the next billing date following the issuance of the related bill.


                                  COMPOSITION OF ACCOUNTS BY AGE

                                                                 Percentage                           Percentage
                                                                  of Total                             of Total
                                                    Number of     Number of        Receivables        Receivables
                       Age                          Accounts      Accounts         Outstanding        Outstanding
                     -------                      ------------  ------------    ---------------      -------------
Less than or equal to 6 months.....................         0        0.00%      $             0          0.00%
Over 6 months to 12 months.........................   565,062        2.19           627,500,262           1.99
Over 12 months to 24 months........................ 4,900,259       18.94         5,611,363,060          17.79
Over 24 months to 36 months........................ 3,520,118       13.60         3,671,683,690          11.64
Over 36 months to 48 months........................ 1,881,518        7.27        2, 253,353,751           7.14
Over 48 months.....................................15,007,543       58.00        19,378,154,176          61.44
                                              ---------------   ---------- --------------------     -----------
     Total.........................................25,874,500      100.00%      $31,542,054,939         100.00%


                                GLOSSARY OF TERMS

"Accounts" means the portfolio of revolving credit card accounts established and supplemented in accordance with the Pooling Agreement.

"Additional Accounts" consist of newly originated Eligible Accounts to be included as Accounts and Accounts relating to any Lump Sum Additions.

"Banks" means Citibank (South Dakota), N.A., a national banking association, and Citibank (Nevada), National Association, a national banking association.

"CBSD" means Citibank (South Dakota), N.A.

"Eligible Accounts" An "Eligible Account" is defined to mean a credit card account owned by CBSD which, as of the Trust Cut-Off Date with respect to an Initial Account or as of the additional cut-off date with respect to an Additional Account: (a) is in existence and maintained by CBSD; (b) is payable in United States dollars; (c) in the case of the Initial Accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by CBSD in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an Account with respect to which the related card has been lost or stolen; (f) has not been sold or pledged to any other party; (g) does not have receivables which have been sold or pledged to any other party; and (h) in the case of the Initial Accounts, is a VISA or MasterCard revolving credit card account.

"Finance Charge Receivables" consist of all periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and certain other fees designated by the Banks. In addition, certain Interchange attributed to cardholder charges for merchandise and services in the Accounts will be treated as Finance Charge Receivables.

"Interchange" means interchange fees payable to Citibank (South Dakota) or any additional seller, in its capacity as credit card issuer, through VISA, Mastercard or any other similar entity or organization with respect to any other type of revolving credit card accounts included as Accounts (except as otherwise provided in the initial Assignment with respect to any such other type of Accounts), in connection with cardholder charges for goods and services.

"Lump Sum Addition" means the designation of additional Eligible Accounts to be included as Accounts pursuant to Section 2.09 (a) or (b) of the Pooling Agreement.

"Pooling Agreement" means the Pooling and Servicing Agreement dated as of May 29, 1991 among the Banks and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, including all amendments thereto.

"Principal Receivables" consist of all amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and all other fees billed to cardholders on the Accounts.

"Receivables" means all amounts shown on the Servicer's records as amounts payable by the Person or Persons obligated to make payments with respect to the Accounts.

"Receivables Outstanding" as defined on page 8.

"Series Supplement" means any series supplement to the Pooling Agreement executed in connection with the original issuance of a series of Investor Certificates pursuant to Section 6.03 of the Pooling Agreement.

"Trust" means Citibank Credit Card Master Trust I.

"Trustee" means Yasuda Bank and Trust Company (U.S.A.), a New York trust company.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CITIBANK (SOUTH DAKOTA), N.A.,
                                                 as Servicer
                                                 (Registrant)

                                                 By: \s\ Eugene D. Rowenhorst
                                                     Eugene D. Rowenhorst
                                                     Senior Vice President


Dated:   October 31, 1996